Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2018		2017*		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 20,348	100.0	$ 19,650	100.0	3.6
Cost of products sold	6,589	32.4	6,925	35.2	(4.9)
Gross Profit	13,759	67.6	12,725	64.8	8.1
Selling, marketing and administrative expenses	5,543	27.3	5,423	27.6	2.2
Research and development expense	2,508	12.3	2,585	13.2	(3.0)
In-process research and development	1,126	5.6	—	—
Interest (income) expense, net	68	0.3	155	0.8
Other (income) expense, net	3	0.0	(297)	(1.5)
Restructuring	88	0.4	69	0.3
Earnings before provision for taxes on income	4,423	21.7	4,790	24.4	(7.7)
Provision for taxes on income	489	2.4	1,026	5.2	(52.3)
Net earnings	$ 3,934	19.3	$ 3,764	19.2	4.5

Net earnings per share (Diluted)	$ 1.44		$ 1.37		5.1

Average shares outstanding (Diluted)	2,727.6		2,737.7

Effective tax rate	11.1%		21.4%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 6,780	33.3	$ 6,573	33.5	3.1
Net earnings	$ 5,590	27.5	$ 5,208	26.5	7.3
Net earnings per share (Diluted)	$ 2.05		$ 1.90		7.9
Effective tax rate	17.6%		20.8%

(1) See Reconciliation of Non-GAAP Financial Measures.

*2017 Statement of Earnings line items have been restated to reflect impact of ASU 2017-07

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2018		2017*		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 61,187	100.0	$ 56,255	100.0	8.8
Cost of products sold	20,130	32.9	18,180	32.3	10.7
Gross Profit	41,057	67.1	38,075	67.7	7.8
Selling, marketing and administrative expenses	16,549	27.1	15,475	27.5	6.9
Research and development expense	7,551	12.3	6,951	12.4	8.6
In-process research and development	1,126	1.8	—	—
Interest (income) expense, net	340	0.6	360	0.6
Other (income) expense, net	427	0.7	11	0.0
Restructuring	187	0.3	165	0.3
Earnings before provision for taxes on income	14,877	24.3	15,113	26.9	(1.6)
Provision for taxes on income	2,622	4.3	3,100	5.5	(15.4)
Net earnings	$ 12,255	20.0	$ 12,013	21.4	2.0

Net earnings per share (Diluted)	$ 4.49		$ 4.37		2.7

Average shares outstanding (Diluted)	2,729.6		2,746.4

Effective tax rate	17.6%		20.5%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 20,652	33.8	$ 18,961	33.7	8.9
Net earnings	$ 16,943	27.7	$ 15,263	27.1	11.0
Net earnings per share (Diluted)	$ 6.21		$ 5.56		11.7
Effective tax rate	18.0%		19.5%

(1) See Reconciliation of Non-GAAP Financial Measures.

*2017 Statement of Earnings line items have been restated to reflect impact of ASU 2017-07

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,370	1,285	6.6%	6.6	—
International	2,045	2,071	(1.3)	3.7	(5.0)
	3,415	3,356	1.8	4.9	(3.1)

Pharmaceutical
U.S.	6,097	5,816	4.8	4.8	—
International	4,249	3,879	9.5	13.2	(3.7)
	10,346	9,695	6.7	8.2	(1.5)

Medical Devices
U.S.	3,197	3,189	0.3	0.3	—
International	3,390	3,410	(0.6)	3.0	(3.6)
	6,587	6,599	(0.2)	1.7	(1.9)

U.S.	10,664	10,290	3.6	3.6	—
International	9,684	9,360	3.5	7.5	(4.0)
Worldwide	$ 20,348	19,650	3.6%	5.5	(1.9)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 4,282	4,186	2.3%	2.3	—
International	6,035	5,876	2.7	1.6	1.1
	10,317	10,062	2.5	1.9	0.6

Pharmaceutical
U.S.	17,350	15,698	10.5	10.5	—
International	13,194	10,877	21.3	17.5	3.8
	30,544	26,575	14.9	13.4	1.5

Medical Devices
U.S.	9,623	9,510	1.2	1.2	—
International	10,703	10,108	5.9	3.2	2.7
	20,326	19,618	3.6	2.2	1.4

U.S.	31,255	29,394	6.3	6.3	—
International	29,932	26,861	11.4	8.6	2.8
Worldwide	$ 61,187	56,255	8.8%	7.5	1.3

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 10,664	10,290	3.6%	3.6	—

Europe	4,416	4,308	2.5	5.1	(2.6)
Western Hemisphere excluding U.S.	1,550	1,569	(1.2)	11.2	(12.4)
Asia-Pacific, Africa	3,718	3,483	6.7	8.6	(1.9)
International	9,684	9,360	3.5	7.5	(4.0)

Worldwide	$ 20,348	19,650	3.6%	5.5	(1.9)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 31,255	29,394	6.3%	6.3	—

Europe	14,023	12,398	13.1	7.1	6.0
Western Hemisphere excluding U.S.	4,657	4,522	3.0	8.4	(5.4)
Asia-Pacific, Africa	11,252	9,941	13.2	10.8	2.4
International	29,932	26,861	11.4	8.6	2.8

Worldwide	$ 61,187	56,255	8.8%	7.5	1.3

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Third Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2018	2017	(Decr.)

Earnings before provision for taxes on income - as reported	$ 4,423	4,790	(7.7)%
Intangible asset amortization expense	1,085	1,077
In-process research and development	1,126	—
Litigation expense, net	—	118
Restructuring/Other (1)	190	187
Actelion acquisition related cost	40	367
Contingent liability reversal	(184)	—
AMO acquisition related cost	36	36
Diabetes asset impairment	—	(2)
Unrealized loss/(gain) on securities	9	—
Other	55	—

Earnings before provision for taxes on income - as adjusted	$ 6,780	6,573	3.1%

Net Earnings - as reported	$ 3,934	3,764	4.5%
Intangible asset amortization expense	968	933
In-process research and development	859	—
Litigation expense, net	—	97
Restructuring/Other	162	136
Actelion acquisition related cost	37	255
Contingent liability reversal	(184)	—
AMO acquisition related cost	29	28
Diabetes asset impairment	—	(5)
Unrealized loss/(gain) on securities	8	—
Impact of tax legislation (2)	(265)	—
Other	42	—

Net Earnings - as adjusted	$ 5,590	5,208	7.3%

Diluted Net Earnings per share - as reported	$ 1.44	1.37	5.1%
Intangible asset amortization expense	0.35	0.34
In-process research and development	0.32	—
Litigation expense, net	—	0.04
Restructuring/Other	0.06	0.05
Actelion acquisition related cost	0.02	0.09
Contingent liability reversal	(0.07)	—
AMO acquisition related cost	0.01	0.01
Diabetes asset impairment	—	—
Unrealized loss/(gain) on securities	—	—
Impact of tax legislation	(0.10)	—
Other	0.02	—

Diluted Net Earnings per share - as adjusted	$ 2.05	1.90	7.9%

Operational Diluted Net Earnings per share - as adjusted
at 2016 foreign currency exchange rates		1.85

Impact of currency at 2017 foreign currency exchange rates	0.03	0.05

Operational Diluted Net Earnings per share - as adjusted
at 2017 foreign currency exchange rates	$ 2.08	1.90	9.5%

(1) Includes $23M recorded in cost of products sold and $79M recorded in other (income) expense for the third quarter 2018. Includes $29M recorded in cost of products sold and $89M recorded in other (income) expense for the third quarter 2017.

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Nine Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2018	2017	(Decr.)

Earnings before provision for taxes on income - as reported	$ 14,877	15,113	(1.6)%
Intangible asset amortization expense	3,284	1,886
In-process research and development	1,126	—
Litigation expense, net	703	611
Restructuring/Other (1)	473	476
Actelion acquisition related cost	200	580
Contingent liability reversal	(184)	—
AMO acquisition related cost	82	115
Diabetes asset impairment	4	180
Unrealized loss/(gain) on securities	(3)	—
Other	90	—

Earnings before provision for taxes on income - as adjusted	$ 20,652	18,961	8.9%

Net Earnings - as reported	$ 12,255	12,013	2.0%
Intangible asset amortization expense	2,931	1,555
In-process research and development	859	—
Litigation expense, net	609	449
Restructuring/Other	395	358
Actelion acquisition related cost	193	454
Contingent liability reversal	(184)	—
AMO acquisition related cost	68	314
Diabetes asset impairment	3	120
Unrealized loss/(gain) on securities	(2)	—
Impact of tax legislation (2)	(253)	—
Other	69	—

Net Earnings - as adjusted	$ 16,943	15,263	11.0%

Diluted Net Earnings per share - as reported	$ 4.49	4.37	2.7%
Intangible asset amortization expense	1.07	0.57
In-process research and development	0.32	—
Litigation expense, net	0.22	0.16
Restructuring/Other	0.15	0.14
Actelion acquisition related cost	0.07	0.16
Contingent liability reversal	(0.07)	—
AMO acquisition related cost	0.02	0.11
Diabetes asset impairment	—	0.05
Unrealized loss/(gain) on securities	—	—
Impact of tax legislation	(0.09)	—
Other	0.03	—

Diluted Net Earnings per share - as adjusted	$ 6.21	5.56	11.7%

Operational Diluted Net Earnings per share - as adjusted
at 2016 foreign currency exchange rates		5.57

Impact of currency at 2017 foreign currency exchange rates	(0.17)	(0.01)

Operational Diluted Net Earnings per share - as adjusted
at 2017 foreign currency exchange rates	$ 6.04	5.56	8.6%

(1) Includes $73M recorded in cost of products sold and $213M recorded in other (income) expense for nine months 2018 YTD. Includes $46M recorded in cost of products sold and $265M recorded in other (income) expense for nine months 2017 YTD.

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
THIRD QUARTER 2018 ACTUAL vs. 2017 ACTUAL

Segments
	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (1)
WW As Reported:	4.9%	8.2%	1.7%	5.5%
U.S.	6.6%	4.8%	0.3%	3.6%
International	3.7%	13.2%	3.0%	7.5%

Spine & Other
Codman Neuroscience			1.0	0.4
U.S.			0.6	0.2
International			1.4	0.5

Wound Care / Other
Compeed	0.8			0.1
U.S.	0.0			0.0
International	1.3			0.3

Beauty
Nizoral	0.5			0.1
U.S.	0.3			0.0
International	0.7			0.1

All Other Acquisitions and Divestitures	(0.1)	0.0	0.2	0.0
U.S.	(0.5)	0.0	0.3	0.1
International	0.2	0.0	0.0	0.1

WW Ops excluding Acquisitions and Divestitures	6.1%	8.2%	2.9%	6.1%
U.S.	6.4%	4.8%	1.2%	3.9%
International	5.9%	13.2%	4.4%	8.5%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
NINE MONTHS 2018 ACTUAL vs. 2017 ACTUAL

Segments
	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (1)
WW As Reported:	1.9%	13.4%	2.2%	7.5%
U.S.	2.3%	10.5%	1.2%	6.3%
International	1.6%	17.5%	3.2%	8.6%

Pulmonary Hypertension
Actelion		(4.3)		(2.0)
U.S.		(4.7)		(2.5)
International		(3.8)		(1.6)

Cardiovascular / Metabolism / Other
Actelion		(0.2)		(0.1)
U.S.		(0.1)		(0.1)
International		(0.3)		(0.1)

Spine & Other
Codman Neuroscience			1.0	0.4
U.S.			0.6	0.3
International			1.4	0.6

Wound Care / Other
Compeed	0.9			0.2
U.S.	0.0			0.0
International	1.5			0.3

Vision
Vision Surgical & Eye Health Business			(1.0)	(0.4)
U.S.			(0.9)	(0.3)
International			(1.1)	(0.4)

Beauty
Nizoral	0.2			0.0
U.S.	0.1			0.0
International	0.3			0.1

All Other Acquisitions and Divestitures	0.0	0.0	0.1	0.0
U.S.	(0.1)	0.0	0.0	0.0
International	0.2	0.0	0.2	0.1

WW Ops excluding Acquisitions and Divestitures	3.0%	8.9%	2.3%	5.6%
U.S.	2.3%	5.7%	0.9%	3.7%
International	3.6%	13.4%	3.7%	7.6%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$120	100	20.0%	20.0%	—%
Intl	352	377	(6.6)	0.1	(6.7)
WW	472	477	(1.0)	4.3	(5.3)

BEAUTY
US	543	523	3.8	3.8	—
Intl	535	510	4.9	9.2	(4.3)
WW	1,078	1,033	4.4	6.5	(2.1)

ORAL CARE
US	158	154	2.6	2.6	—
Intl	226	228	(0.9)	3.6	(4.5)
WW	384	382	0.5	3.2	(2.7)

OTC
US	440	401	9.7	9.7	—
Intl	608	601	1.2	4.8	(3.6)
WW	1,048	1,002	4.6	6.8	(2.2)

WOMEN'S HEALTH
US	3	3	0.0	0.0	—
Intl	266	267	(0.4)	8.0	(8.4)
WW	269	270	(0.4)	7.9	(8.3)

WOUND CARE / OTHER
US	106	104	1.9	1.9	—
Intl	58	88	(34.1)	(31.3)	(2.8)
WW	164	192	(14.6)	(13.3)	(1.3)

TOTAL CONSUMER
US	1,370	1,285	6.6	6.6	—
Intl	2,045	2,071	(1.3)	3.7	(5.0)
WW	$3,415	3,356	1.8%	4.9%	(3.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$2,400	2,420	(0.8)%	(0.8)%	—%
Intl	998	849	17.6	21.7	(4.1)
WW	3,398	3,269	3.9	5.0	(1.1)
REMICADE
US	987	1,206	(18.2)	(18.2)	—
US Exports (3)	100	156	(35.9)	(35.9)	—
Intl	292	285	2.5	8.2	(5.7)
WW	1,379	1,647	(16.3)	(15.3)	(1.0)
SIMPONI / SIMPONI ARIA
US	281	242	16.1	16.1	—
Intl	255	234	9.0	13.5	(4.5)
WW	536	476	12.6	14.8	(2.2)
STELARA
US	889	800	11.1	11.1	—
Intl	421	324	29.9	33.0	(3.1)
WW	1,310	1,124	16.5	17.4	(0.9)
OTHER IMMUNOLOGY
US	143	16	*	*	—
Intl	30	6	*	*	*
WW	173	22	*	*	*

INFECTIOUS DISEASES
US	345	353	(2.3)	(2.3)	—
Intl	478	460	3.9	7.4	(3.5)
WW	823	813	1.2	3.2	(2.0)
EDURANT / rilpivirine
US	13	15	(13.3)	(13.3)	—
Intl	189	179	5.6	6.8	(1.2)
WW	202	194	4.1	5.2	(1.1)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	297	287	3.5	3.5	—
Intl	193	180	7.2	12.4	(5.2)
WW	490	467	4.9	6.9	(2.0)
OTHER INFECTIOUS DISEASES
US	35	51	(31.4)	(31.4)	—
Intl	96	101	(5.0)	(0.3)	(4.7)
WW	131	152	(13.8)	(10.7)	(3.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$651	647	0.6%	0.6%	—%
Intl	839	851	(1.4)	2.1	(3.5)
WW	1,490	1,498	(0.5)	1.5	(2.0)
CONCERTA / methylphenidate
US	57	100	(43.0)	(43.0)	—
Intl	100	98	2.0	7.3	(5.3)
WW	157	198	(20.7)	(18.1)	(2.6)
INVEGA SUSTENNA / XEPLION / TRINZA / TREVICTA
US	468	395	18.5	18.5	—
Intl	281	248	13.3	16.6	(3.3)
WW	749	643	16.5	17.8	(1.3)
RISPERDAL CONSTA
US	76	87	(12.6)	(12.6)	—
Intl	99	107	(7.5)	(4.0)	(3.5)
WW	175	194	(9.8)	(7.9)	(1.9)
OTHER NEUROSCIENCE
US	50	65	(23.1)	(23.1)	—
Intl	359	398	(9.8)	(6.6)	(3.2)
WW	409	463	(11.7)	(9.0)	(2.7)

ONCOLOGY
US	1,250	846	47.8	47.8	—
Intl	1,338	1,052	27.2	31.2	(4.0)
WW	2,588	1,898	36.4	38.6	(2.2)
DARZALEX
US	318	230	38.3	38.3	—
Intl	180	87	*	*	*
WW	498	317	57.1	60.0	(2.9)
IMBRUVICA
US	334	230	45.2	45.2	—
Intl	371	282	31.6	36.6	(5.0)
WW	705	512	37.7	40.4	(2.7)
VELCADE
US	—	—	—	—	—
Intl	271	273	(0.7)	1.8	(2.5)
WW	271	273	(0.7)	1.8	(2.5)
ZYTIGA
US	527	352	49.7	49.7	—
Intl	431	317	36.0	38.8	(2.8)
WW	958	669	43.2	44.5	(1.3)
OTHER ONCOLOGY
US	71	34	*	*	—
Intl	85	93	(8.6)	(4.7)	(3.9)
WW	156	127	22.8	25.6	(2.8)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION (4)
US	$425	371	14.6%	14.6%	—%
Intl	231	261	(11.5)	(8.9)	(2.6)
WW	656	632	3.8	4.9	(1.1)
OPSUMIT
US	182	150	21.3	21.3	—
Intl	128	109	17.4	20.9	(3.5)
WW	310	259	19.7	21.2	(1.5)
TRACLEER
US	69	83	(16.9)	(16.9)	—
Intl	70	127	(44.9)	(43.6)	(1.3)
WW	139	210	(33.8)	(33.0)	(0.8)
UPTRAVI
US	154	113	36.3	36.3	—
Intl	17	11	54.5	57.3	(2.8)
WW	171	124	37.9	38.1	(0.2)
OTHER
US	20	25	(20.0)	(20.0)	—
Intl	16	14	14.3	21.2	(6.9)
WW	36	39	(7.7)	(5.2)	(2.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,026	1,179	(13.0)%	(13.0)%	—%
Intl	365	406	(10.1)	(6.5)	(3.6)
WW	1,391	1,585	(12.2)	(11.3)	(0.9)
XARELTO
US	612	635	(3.6)	(3.6)	—
Intl	—	—	—	—	—
WW	612	635	(3.6)	(3.6)	—
INVOKANA / INVOKAMET
US	150	220	(31.8)	(31.8)	—
Intl	40	45	(11.1)	(6.7)	(4.4)
WW	190	265	(28.3)	(27.6)	(0.7)
PROCRIT / EPREX
US	178	168	6.0	6.0	—
Intl	77	70	10.0	12.8	(2.8)
WW	255	238	7.1	7.9	(0.8)
OTHER
US	86	156	(44.9)	(44.9)	—
Intl	248	291	(14.8)	(11.1)	(3.7)
WW	334	447	(25.3)	(22.9)	(2.4)

TOTAL PHARMACEUTICAL
US	6,097	5,816	4.8	4.8	—
Intl	4,249	3,879	9.5	13.2	(3.7)
WW	$10,346	9,695	6.7%	8.2%	(1.5)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE
US	$125	168	(25.6)%	(25.6)%	—%
Intl	190	237	(19.8)	(16.0)	(3.8)
WW	315	405	(22.2)	(20.0)	(2.2)

INTERVENTIONAL SOLUTIONS
US	320	279	14.7	14.7	—
Intl	333	274	21.5	24.1	(2.6)
WW	653	553	18.1	19.4	(1.3)

ORTHOPAEDICS
US	1,284	1,308	(1.8)	(1.8)	—
Intl	827	896	(7.7)	(4.4)	(3.3)
WW	2,111	2,204	(4.2)	(2.9)	(1.3)

HIPS
US	201	195	3.1	3.1	—
Intl	129	133	(3.0)	1.0	(4.0)
WW	330	328	0.6	2.2	(1.6)

KNEES
US	215	220	(2.3)	(2.3)	—
Intl	126	123	2.4	6.8	(4.4)
WW	341	343	(0.6)	1.0	(1.6)

TRAUMA
US	395	398	(0.8)	(0.8)	—
Intl	259	264	(1.9)	1.0	(2.9)
WW	654	662	(1.2)	0.0	(1.2)

SPINE & OTHER
US	473	495	(4.4)	(4.4)	—
Intl	313	376	(16.8)	(13.9)	(2.9)
WW	786	871	(9.8)	(8.6)	(1.2)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$1,016	1,002	1.4%	1.4%	—%
Intl	1,360	1,344	1.2	5.6	(4.4)
WW	2,376	2,346	1.3	3.8	(2.5)

ADVANCED
US	421	398	5.8	5.8	—
Intl	555	525	5.7	10.0	(4.3)
WW	976	923	5.7	8.1	(2.4)

GENERAL
US	423	430	(1.6)	(1.6)	—
Intl	657	675	(2.7)	1.6	(4.3)
WW	1,080	1,105	(2.3)	0.3	(2.6)

SPECIALTY
US	172	174	(1.1)	(1.1)	—
Intl	148	144	2.8	7.9	(5.1)
WW	320	318	0.6	2.9	(2.3)

VISION
US	452	432	4.6	4.6	—
Intl	680	659	3.2	6.2	(3.0)
WW	1,132	1,091	3.8	5.6	(1.8)

CONTACT LENSES / OTHER
US	319	302	5.6	5.6	—
Intl	516	498	3.6	6.4	(2.8)
WW	835	800	4.4	6.2	(1.8)
SURGICAL
US	133	130	2.3	2.3	—
Intl	164	161	1.9	5.5	(3.6)
WW	297	291	2.1	4.1	(2.0)

TOTAL MEDICAL DEVICES
US	3,197	3,189	0.3	0.3	—
Intl	3,390	3,410	(0.6)	3.0	(3.6)
WW	$6,587	6,599	(0.2)%	1.7%	(1.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$306	326	(6.1)%	(6.1)%	—%
Intl	1,079	1,100	(1.9)	(0.5)	(1.4)
WW	1,385	1,426	(2.9)	(1.8)	(1.1)

BEAUTY
US	1,791	1,739	3.0	3.0	—
Intl	1,480	1,351	9.5	7.7	1.8
WW	3,271	3,090	5.9	5.1	0.8

ORAL CARE
US	472	460	2.6	2.6	—
Intl	684	678	0.9	(0.5)	1.4
WW	1,156	1,138	1.6	0.7	0.9

OTC
US	1,359	1,310	3.7	3.7	—
Intl	1,827	1,711	6.8	3.8	3.0
WW	3,186	3,021	5.5	3.8	1.7

WOMEN'S HEALTH
US	10	9	11.1	11.1	—
Intl	782	779	0.4	2.0	(1.6)
WW	792	788	0.5	2.1	(1.6)

WOUND CARE / OTHER
US	344	342	0.6	0.6	—
Intl	183	257	(28.8)	(30.0)	1.2
WW	527	599	(12.0)	(12.5)	0.5

TOTAL CONSUMER
US	4,282	4,186	2.3	2.3	—
Intl	6,035	5,876	2.7	1.6	1.1
WW	$10,317	10,062	2.5%	1.9%	0.6%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$6,717	6,644	1.1%	1.1%	—%
Intl	3,061	2,514	21.8	18.6	3.2
WW	9,778	9,158	6.8	5.9	0.9
REMICADE
US	2,821	3,452	(18.3)	(18.3)	—
US Exports (3)	346	448	(22.8)	(22.8)	—
Intl	921	949	(3.0)	(3.9)	0.9
WW	4,088	4,849	(15.7)	(15.9)	0.2
SIMPONI / SIMPONI ARIA
US	779	701	11.1	11.1	—
Intl	823	642	28.2	25.3	2.9
WW	1,602	1,343	19.3	17.9	1.4
STELARA
US	2,460	2,027	21.4	21.4	—
Intl	1,252	903	38.6	32.9	5.7
WW	3,712	2,930	26.7	24.9	1.8
OTHER IMMUNOLOGY
US	311	16	*	*	—
Intl	65	20	*	*	*
WW	376	36	*	*	*

INFECTIOUS DISEASES
US	1,006	1,020	(1.4)	(1.4)	—
Intl	1,496	1,334	12.1	8.1	4.0
WW	2,502	2,354	6.3	4.0	2.3
EDURANT / rilpivirine
US	42	44	(4.5)	(4.5)	—
Intl	581	478	21.5	14.2	7.3
WW	623	522	19.3	12.6	6.7
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	847	824	2.8	2.8	—
Intl	613	527	16.3	13.5	2.8
WW	1,460	1,351	8.1	7.0	1.1
OTHER INFECTIOUS DISEASES
US	117	152	(23.0)	(23.0)	—
Intl	302	329	(8.2)	(9.3)	1.1
WW	419	481	(12.9)	(13.7)	0.8

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$1,914	1,931	(0.9)%	(0.9)%	—%
Intl	2,663	2,531	5.2	2.3	2.9
WW	4,577	4,462	2.6	0.9	1.7
CONCERTA / methylphenidate
US	191	284	(32.7)	(32.7)	—
Intl	322	304	5.9	4.4	1.5
WW	513	588	(12.8)	(13.6)	0.8
INVEGA SUSTENNA / XEPLION / TRINZA / TREVICTA
US	1,306	1,154	13.2	13.2	—
Intl	859	722	19.0	14.2	4.8
WW	2,165	1,876	15.4	13.5	1.9
RISPERDAL CONSTA
US	238	273	(12.8)	(12.8)	—
Intl	321	335	(4.2)	(7.3)	3.1
WW	559	608	(8.1)	(9.8)	1.7
OTHER NEUROSCIENCE
US	179	220	(18.6)	(18.6)	—
Intl	1,161	1,170	(0.8)	(2.9)	2.1
WW	1,340	1,390	(3.6)	(5.4)	1.8

ONCOLOGY
US	3,268	2,207	48.1	48.1	—
Intl	4,087	3,012	35.7	30.9	4.8
WW	7,355	5,219	40.9	38.1	2.8
DARZALEX
US	880	643	36.9	36.9	—
Intl	561	228	*	*	*
WW	1,441	871	65.4	63.6	1.8
IMBRUVICA
US	811	622	30.4	30.4	—
Intl	1,101	749	47.0	42.2	4.8
WW	1,912	1,371	39.5	36.9	2.6
VELCADE
US	—	—	—	—	—
Intl	864	843	2.5	(1.7)	4.2
WW	864	843	2.5	(1.7)	4.2
ZYTIGA
US	1,420	826	71.9	71.9	—
Intl	1,292	924	39.8	34.2	5.6
WW	2,712	1,750	55.0	52.0	3.0
OTHER ONCOLOGY
US	157	116	35.3	35.3	—
Intl	269	268	0.4	(2.5)	2.9
WW	426	384	10.9	8.9	2.0
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION (4)
US	$1,215	408	*	*	—%
Intl	691	309	*	*	*
WW	1,906	717	*	*	*
OPSUMIT
US	511	174	*	*	—
Intl	381	130	*	*	*
WW	892	304	*	*	*
TRACLEER
US	208	85	*	*	—
Intl	214	151	41.7	37.5	4.2
WW	422	236	78.8	76.1	2.7
UPTRAVI
US	433	121	*	*	—
Intl	49	12	*	*	*
WW	482	133	*	*	*
OTHER
US	63	28	*	*	—
Intl	47	16	*	*	*
WW	110	44	*	*	*

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$3,230	3,488	(7.4)%	(7.4)%	—%
Intl	1,196	1,177	1.6	(1.1)	2.7
WW	4,426	4,665	(5.1)	(5.8)	0.7
XARELTO
US	1,869	1,790	4.4	4.4	—
Intl	—	—	—	—	—
WW	1,869	1,790	4.4	4.4	—
INVOKANA / INVOKAMET
US	523	723	(27.7)	(27.7)	—
Intl	130	121	7.4	4.8	2.6
WW	653	844	(22.6)	(23.0)	0.4
PROCRIT / EPREX
US	523	511	2.3	2.3	—
Intl	244	229	6.6	2.9	3.7
WW	767	740	3.6	2.4	1.2
OTHER
US	315	464	(32.1)	(32.1)	—
Intl	822	827	(0.6)	(3.1)	2.5
WW	1,137	1,291	(11.9)	(13.5)	1.6

TOTAL PHARMACEUTICAL
US	17,350	15,698	10.5	10.5	—
Intl	13,194	10,877	21.3	17.5	3.8
WW	$30,544	26,575	14.9%	13.4%	1.5%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE
US	$371	482	(23.0)%	(23.0)%	—%
Intl	638	743	(14.1)	(16.3)	2.2
WW	1,009	1,225	(17.6)	(19.0)	1.4

DIAGNOSTICS
US	—	—	—	—	—
Intl	—	1	*	*	*
WW	—	1	*	*	*

INTERVENTIONAL SOLUTIONS
US	947	843	12.3	12.3	—
Intl	1,013	832	21.8	17.5	4.3
WW	1,960	1,675	17.0	14.9	2.1

ORTHOPAEDICS
US	3,923	4,034	(2.8)	(2.8)	—
Intl	2,700	2,738	(1.4)	(4.6)	3.2
WW	6,623	6,772	(2.2)	(3.5)	1.3

HIPS
US	621	612	1.5	1.5	—
Intl	432	418	3.3	0.1	3.2
WW	1,053	1,030	2.2	0.9	1.3

KNEES
US	672	702	(4.3)	(4.3)	—
Intl	438	424	3.3	0.2	3.1
WW	1,110	1,126	(1.4)	(2.6)	1.2

TRAUMA
US	1,196	1,179	1.4	1.4	—
Intl	829	768	7.9	4.4	3.5
WW	2,025	1,947	4.0	2.6	1.4

SPINE & OTHER
US	1,434	1,541	(6.9)	(6.9)	—
Intl	1,001	1,128	(11.3)	(14.3)	3.0
WW	2,435	2,669	(8.8)	(10.1)	1.3

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$3,031	3,009	0.7%	0.7%	—%
Intl	4,283	3,992	7.3	5.0	2.3
WW	7,314	7,001	4.5	3.2	1.3

ADVANCED
US	1,216	1,190	2.2	2.2	—
Intl	1,731	1,543	12.2	9.5	2.7
WW	2,947	2,733	7.8	6.3	1.5

GENERAL
US	1,282	1,276	0.5	0.5	—
Intl	2,094	2,017	3.8	1.5	2.3
WW	3,376	3,293	2.5	1.1	1.4

SPECIALTY
US	533	543	(1.8)	(1.8)	—
Intl	458	432	6.0	4.9	1.1
WW	991	975	1.6	1.1	0.5

VISION
US	1,351	1,142	18.3	18.3	—
Intl	2,069	1,802	14.8	12.6	2.2
WW	3,420	2,944	16.2	14.9	1.3

CONTACT LENSES / OTHER
US	948	832	13.9	13.9	—
Intl	1,538	1,404	9.5	7.4	2.1
WW	2,486	2,236	11.2	9.9	1.3
SURGICAL
US	403	310	30.0	30.0	—
Intl	531	398	33.4	31.0	2.4
WW	934	708	31.9	30.5	1.4

TOTAL MEDICAL DEVICES
US	9,623	9,510	1.2	1.2	—
Intl	10,703	10,108	5.9	3.2	2.7
WW	$20,326	19,618	3.6%	2.2%	1.4%

*Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) Products acquired from Actelion acquisition on June 16, 2017
(5) Prior year amounts have been reclassified to conform to current year product disclosure